Exhibit 99.1

News Release
CONTACT:	Jim Eglseder (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-8424	March 13, 2012
Laura Wehby (Investors)
(513) 534-7407
Debra DeCourcy, APR (Media)
(513) 534-4153

Fifth Third Bancorp Announces Federal Reserve Response to CCAR Capital Plan

Cincinnati – As part of the Comprehensive Capital Analysis and Review (“CCAR”), on January 9, 2012, Fifth Third Bancorp (NASDAQ: FITB) submitted to the Federal Reserve (“FRB”) a capital plan (“Capital Plan”) approved by its board of directors covering the period from January 1, 2012 to March 31, 2013.

The Federal Reserve indicated to Fifth Third on March 13, 2012 that it does not object to the following capital actions: a continuation of its quarterly common dividend of $0.08 per share; the redemption of up to $1.4 billion in certain trust preferred securities; and the repurchase of common shares in an amount equal to any after-tax gains realized by Fifth Third from the sale of Vantiv, Inc. (“Vantiv”) common shares by either Fifth Third or Vantiv. Vantiv has made preliminary filings related to a potential initial public offering. Fifth Third makes no representations as to whether, when or in what amounts any such gains may occur from any such sale. Fifth Third’s Board of Directors will meet at its regularly scheduled meeting next week to take action on the first quarter 2012 common dividend.

The Federal Reserve indicated to Fifth Third that it does object to other elements of its capital plan, including increases in its quarterly common dividend and the initiation of common share repurchases other than those described in the paragraph above. Fifth Third has previously stated that its capital plan was designed to limit the further growth of its common equity ratios, which are above targeted levels and regulatory requirements, during the CCAR period.

The Federal Reserve today has published a set of disclosures for each bank holding company (“BHC”) covered by the CCAR process, including estimated results of operations, credit losses, and resultant capital ratios under its Supervisory Stress scenario, a hypothetical and unlikely scenario depicting a severely adverse economic environment. Fifth Third was one of 15 of the 19 CCAR BHCs that were estimated to maintain capital ratios above all four of the regulatory minimum levels under the hypothetical stress scenario, even after considering the capital actions and distributions proposed by the BHC in their capital plans. Fifth Third’s capital ratios, as estimated and disclosed by the FRB, would in most cases be in either the highest quartile or second highest quartile relative to the other CCAR BHCs. These disclosures are more fully described at: http://www.federalreserve.gov/newsevents/press/bcreg/bcreg20120313a1.pdf. Accordingly, Fifth Third believes that the objection to some elements of its capital plan is not based on its financial condition.

The Federal Reserve has established a process for the resubmission of CCAR capital plans, which are more fully described in the FRB’s Capital Plan Rule which can be found at: http://www.gpo.gov/fdsys/pkg/FR-2011-12-01/pdf/2011-30665.pdf. Fifth Third intends to resubmit its capital plan to the FRB as soon as practicable in order to address the reasons for the FRB’s objections. BHCs are not permitted to disclose confidential supervisory information, and Fifth Third has been informed that this includes any reason for an FRB objection to capital plans submitted under CCAR, as well as the ongoing status of any resubmitted capital plan. The resubmitted capital plan is unlikely to alter the strategic and tactical direction and levels of Fifth Third’s capital actions. Fifth Third believes its capital plan demonstrated a balanced and prudent approach given our expectations and the current economic outlook, and demonstrated the financial strength of Fifth Third under a variety of stressed conditions. Therefore, Fifth Third expects the resubmitted capital plan to include similar capital actions and distributions as those submitted in its capital plan in January. Fifth Third expects its resubmitted plan to help clarify and address those factors which led to the FRB’s objections and to enable it to achieve an appropriate outcome with respect to managing the growth of its capital.

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. The Company has $117 billion in assets and operates 15 affiliates with 1,316 full-service Banking Centers, including 105 Bank Mart® locations open seven days a week inside select grocery stores and 2,412 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Missouri, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending and Investment Advisors. Fifth Third also has a 49% interest in Vantiv, LLC, formerly Fifth Third Processing Solutions, LLC. Fifth Third is among the largest money managers in the Midwest and, as of December 31, 2011, had $282 billion in assets under care, of which it managed $24 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this prospectus supplement or the documents incorporated by reference herein, including the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (“FASB”) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”); (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of Vantiv Holding, LLC, formerly Fifth Third Processing Solutions, LLC, from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

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